Summary of Significant Accounting Policies: Inventories, Policy (Policies)	12 Months Ended
Dec. 31, 2019
Policies
Inventories, Policy	Inventories:

Inventories consist primarily of finished goods, and are stated at the lower of cost or market.  Cost is determined using the weighted average method, and average cost is recomputed after each inventory purchase or sale.  Inventories are written down if the estimated net realizable value is less than the recorded value, if appropriate. The Company reviews the carrying cost of inventories by product to determine the adequacy of reserves for obsolescence. In accounting for inventories, the Company must make estimates regarding the estimated realizable value of inventory. The estimate is based, in part, on the Company’s forecasts of future sales and age of inventory.